POWER OF ATTORNEY

                  The undersigned Officers and Trustees of TEMPLETON GLOBAL INVESTMENT TRUST (the "Registrant") hereby appoint Murray L. Simpson, Barbara J. Green, David P. Goss, Steven J. Gray, Robert C. Rosselot, Bruce G. Leto, Lisa A. Duda, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, file or withdraw Post-Effective Amendments to the Registrant's registration statement on Form N-1A under the Investment Company Act of 1940, as amended, and/or Registrant's registration statements on Form N-14 under the Securities Act of 1933, as amended, or any amendments to such registration statements covering the sale of shares by the Registrant under prospectuses becoming effective after this date, including any amendment or amendments increasing or decreasing the amount of securities for which registration is being sought, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, and/or any documents relating to any of such Post-Effective Amendments and/or registration statements referred to above. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall be deemed to be a single document.

                  The undersigned Officers and Trustees hereby execute this Power of Attorney as of the 19th day of October 2004.



/s/JEFFREY A. EVERETT                     /s/CHARLES B. JOHNSON
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Jeffrey A. Everett, President and         Charles B. Johnson, Trustee
Chief Executive Officer -
Investment Management


/s/HARRIS J. ASHTON                       /s/GORDON S. MACKLIN
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Harris J. Ashton, Trustee                 Gordon S. Macklin, Trustee


/s/NICHOLAS F. BRADY                      /s/FRED R. MILLSAP
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Nicholas F. Brady, Trustee                Fred R. Millsaps, Trustee


/s/FRANK J. CROTHERS                      /s/FRANK A. OLSON
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Frank J. Crothers, Trustee                Frank A. Olson, Trustee


/s/MARTIN L. FLANAGAN                     /s/CONSTANTINE D. TSERETOPOULOS
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Martin L. Flanagan, Trustee               Constantine D. Tseretopoulos, Trustee



/s/S. JOSEPH FORTUNATO                    /s/JIMMY D. GAMBILL
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S. Joseph Fortunato, Trustee              Jimmy D. Gambill,  Senior Vice
                                          President and Chief Executive Officer
                                           - Finance and  Administration

/s/EDITH E. HOLIDAY                       /s/GALEN G. VETTER
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Edith E. Holiday, Trustee                 Galen G. Vetter, Chief Financial
                                          Officer and Chief Accounting Officer